Exhibit 23.8

CONSENT OF QUALIFIED PERSON

I, Balázs Németh, in connection with this registration statement on Form F-3 (including any amendments or supplements and/or exhibits thereto, the “Registration Statement”) of BHP Group Limited, consent to:

•

the incorporation by reference in the Registration Statement and use of the technical report summary titled “Technical Report Summary – Jansen” (the “Technical Report Summary”), with an effective date of June 30, 2022, in connection with the Registration Statement;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Registration Statement and the Technical Report Summary; and

•

any extracts from, or summaries of, the Technical Report Summary included or incorporated by reference in the Registration Statement and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Registration Statement.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: February 21, 2023

/s/ Balázs Németh
Name:	Balázs Németh, MAusIMM
Title:	Principal Geophysicist
BHP

CONSENT OF QUALIFIED PERSON

I, Ozen Turkekul, in connection with this registration statement on Form F-3 (including any amendments or supplements and/or exhibits thereto, the “Registration Statement”) of BHP Group Limited, consent to:

•

the incorporation by reference in the Registration Statement and use of the technical report summary titled “Technical Report Summary – Jansen” (the “Technical Report Summary”), with an effective date of June 30, 2022, in connection with the Registration Statement;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Registration Statement and the Technical Report Summary; and

•

any extracts from, or summaries of, the Technical Report Summary included or incorporated by reference in the Registration Statement and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Registration Statement.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: February 21, 2023

/s/ Ozen Turkekul
Name:	Ozen Turkekul, APEGS
Title:	Principal Geologist
BHP

CONSENT OF QUALIFIED PERSON

I, Johannes Sondergaard, in connection with this registration statement on Form F-3 (including any amendments or supplements and/or exhibits thereto, the “Registration Statement”) of BHP Group Limited, consent to:

•

the incorporation by reference in the Registration Statement and use of the technical report summary titled “Technical Report Summary – Jansen “ (the “Technical Report Summary”), with an effective date of June 30, 2022, in connection with the Registration Statement;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Registration Statement and the Technical Report Summary; and

•

any extracts from, or summaries of, the Technical Report Summary included or incorporated by reference in the Registration Statement and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Registration Statement.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: February 21, 2023

/s/ Johannes Sondergaard
Name:	Johannes Sondergaard, MAusIMM
Title:	Manager Resource Engineering
BHP

CONSENT OF QUALIFIED PERSON

I, Bibek Shrestha, in connection with this registration statement on Form F-3 (including any amendments or supplements and/or exhibits thereto, the “Registration Statement”) of BHP Group Limited, consent to:

•

the incorporation by reference in the Registration Statement and use of the technical report summary titled “Technical Report Summary – Jansen” (the “Technical Report Summary”), with an effective date of June 30, 2022, in connection with the Registration Statement;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Registration Statement and the Technical Report Summary; and

•

any extracts from, or summaries of, the Technical Report Summary included or incorporated by reference in the Registration Statement and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Registration Statement.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: February 21, 2023

/s/ Bibek Shrestha
Name:	Bibek Shrestha, MAusIMM
Title:	Specialist Hydrogeology
BHP

CONSENT OF QUALIFIED PERSON

I, Cameron McKinnon, in connection with this registration statement on Form F-3 (including any amendments or supplements and/or exhibits thereto, the “Registration Statement”) of BHP Group Limited, consent to:

•

the incorporation by reference in the Registration Statement and use of the technical report summary titled “Technical Report Summary – Jansen” (the “Technical Report Summary”), with an effective date of June 30, 2022, in connection with the Registration Statement;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Registration Statement and the Technical Report Summary; and

•

any extracts from, or summaries of, the Technical Report Summary included or incorporated by reference in the Registration Statement and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Registration Statement.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: February 21, 2023

/s/ Cameron McKinnon
Name:	Cameron McKinnon, APEGS
Title:	Manager Process Engineering
BHP

CONSENT OF QUALIFIED PERSON

I, Darren Madsen, in connection with this registration statement on Form F-3 (including any amendments or supplements and/or exhibits thereto, the “Registration Statement”) of BHP Group Limited, consent to:

•

the incorporation by reference in the Registration Statement and use of the technical report summary titled “Technical Report Summary – Jansen” (the “Technical Report Summary”), with an effective date of June 30, 2022, in connection with the Registration Statement;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Registration Statement and the Technical Report Summary; and

•

any extracts from, or summaries of, the Technical Report Summary included or incorporated by reference in the Registration Statement and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Registration Statement.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: February 21, 2023

/s/ Darren Madsen
Name:	Darren Madsen, APEGS
Title:	Principal Mining Engineer
BHP

CONSENT OF QUALIFIED PERSON

I, Greg Gauld, in connection with this registration statement on Form F-3 (including any amendments or supplements and/or exhibits thereto, the “Registration Statement”) of BHP Group Limited, consent to:

•

the incorporation by reference in the Registration Statement and use of the technical report summary titled “Technical Report Summary – Jansen” (the “Technical Report Summary”), with an effective date of June 30, 2022, in connection with the Registration Statement;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Registration Statement and the Technical Report Summary; and

•

any extracts from, or summaries of, the Technical Report Summary included or incorporated by reference in the Registration Statement and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Registration Statement.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: February 21, 2023

/s/ Greg Gauld
Name:	Greg Gauld, APEGS
Title:	Head of Production
BHP

CONSENT OF QUALIFIED PERSON

I, Jacques Ouellet, in connection with this registration statement on Form F-3 (including any amendments or supplements and/or exhibits thereto, the “Registration Statement”) of BHP Group Limited, consent to:

•

the incorporation by reference in the Registration Statement and use of the technical report summary titled “Technical Report Summary – Jansen” (the “Technical Report Summary”), with an effective date of June 30, 2022, in connection with the Registration Statement;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Registration Statement and the Technical Report Summary; and

•

any extracts from, or summaries of, the Technical Report Summary included or incorporated by reference in the Registration Statement and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Registration Statement.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: February 21, 2023

/s/ Jacques Ouellet
Name:	Jacques Ouellet, APEGS
Title:	Principal Shaft & Hoisting
BHP

CONSENT OF QUALIFIED PERSON

I, Manjula Dissanayake, in connection with this registration statement on Form F-3 (including any amendments or supplements and/or exhibits thereto, the “Registration Statement”) of BHP Group Limited, consent to:

•

the incorporation by reference in the Registration Statement and use of the technical report summary titled “Technical Report Summary – Jansen” (the “Technical Report Summary”), with an effective date of June 30, 2022, in connection with the Registration Statement;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Registration Statement and the Technical Report Summary; and

•

any extracts from, or summaries of, the Technical Report Summary included or incorporated by reference in the Registration Statement and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Registration Statement.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: August 30, 2022

/s/ Manjula Dissanayake
Name:	Manjula Dissanayake, Ph.D., MRICS
Title:	Manager Project Controls & Analysis
BHP

CONSENT OF QUALIFIED PERSON

I, Melanie Failler, in connection with this registration statement on Form F-3 (including any amendments or supplements and/or exhibits thereto, the “Registration Statement”) of BHP Group Limited, consent to:

•

the incorporation by reference in the Registration Statement and use of the technical report summary titled “Technical Report Summary – Jansen” (the “Technical Report Summary”), with an effective date of June 30, 2022, in connection with the Registration Statement;

•

the use of and references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Registration Statement and the Technical Report Summary; and

•

any extracts from, or summaries of, the Technical Report Summary included or incorporated by reference in the Registration Statement and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by me, that I supervised the preparation of and/or that was reviewed and approved by me, that is included or incorporated by reference in the Registration Statement.

I am responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by me and the corresponding sections of the Executive Summary.

Date: February 21, 2023

/s/ Melanie Failler
Name:	Melanie Failler, ASPB
Title:	Superintendent Environment
BHP

CONSENT OF QUALIFIED PERSON

We, SNC-Lavalin, in connection with this registration statement on Form F-3 (including any amendments or supplements and/or exhibits thereto, the “Registration Statement”) of BHP Group Limited, consent to:

•

the incorporation by reference in the Registration Statement and use of the technical report summary titled “Technical Report Summary – Jansen” (the “Technical Report Summary”), with an effective date of June 30, 2022, in connection with the Registration Statement;

•

the use of and references to our name, including our status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the Securities and Exchange Commission), in connection with the Registration Statement and the Technical Report Summary; and

•

any extracts from, or summaries of, the Technical Report Summary included or incorporated by reference in the Registration Statement and the use of information derived, summarized, quoted or referenced from the Technical Report Summary, or portions thereof, that was prepared by us, that we supervised the preparation of and/or that was reviewed and approved by us, that is included or incorporated by reference in the Registration Statement.

We are responsible for authoring, and this consent pertains to, the particular sections identified in the Technical Report Summary as having been prepared by us.

Date: February 21, 2023

/s/ SNC-Lavalin
SNC-Lavalin